Exhibit 99.1

Hudson Global Enhances its Board of Directors

Adds Two Highly-Qualified Independent Directors

OLD GREENWICH, CT, Feb 15, 2019 – Hudson Global, Inc. (“the Company”) (NASDAQ: HSON), a leading total talent solutions provider, announced today the appointment of Mimi Drake, 50, and Connia Nelson, 63, as new independent directors to its Board of Directors (the “Board”), effective immediately.

“Last year we began a formal process to identify potential new directors to enhance our Board. After conducting a thorough search, we are excited to announce the addition of Ms. Drake and Ms. Nelson to the Hudson Global Board. Their extensive management, leadership, and human resources experience make them exceptionally qualified to serve as independent directors,” said Richard Coleman, Hudson Global’s Chairman of the Board. “Ms. Drake’s board experience coupled with her passion for improving workplace diversity and inclusion will make a significant and immediate contribution to the Company. Ms. Nelson’s human resources background and talent management expertise lend themselves particularly well to Hudson Global’s business and she brings a strong client perspective to our Board. Both appointments reflect our strong belief that the makeup of our Board should reflect the values, experiences, and diversity of thought of our employees and clients.”

Ms. Drake added, “I am very excited to join Hudson Global’s Board during such a pivotal period in the Company’s history and I look forward to collaborating with the Board and management team going forward to add value on behalf of clients, employees, and stockholders.”

Ms. Nelson added, “Hudson Global has long been an industry leader in total talent solutions. I am thrilled to have the opportunity to work with the Board and management team to drive continued success for the Company in this exciting time.”

About Mimi Drake

Ms. Drake brings to the Board over 23 years of experience in the financial services industry, primarily in strategic, operating, and client-focused roles. She is the Co-CEO of Permit Capital Advisors, an investment advisory firm based in suburban Philadelphia. Ms. Drake’s career includes executive management roles in the finance industry, where she helped bring strategies to market and scale them successfully.

In addition to her career in financial services, Ms. Drake has also spent almost twenty years working to improve diversity and inclusion in financial services. She has served as a Founding Board Member and Chair of the Board of 100 Women in Finance, one of the largest female financial services associations in the world, with over 15,000 members in 23 global locations. This organization includes decision makers at many of the major global financial services firms, endowments, foundations, pension funds, and private equity firms. In her capacity as a leader of this organization, Ms. Drake has consulted to the executives of numerous financial services organizations on constructive approaches to their diversity and inclusion efforts.

Ms. Drake is a guest lecturer at Wharton’s Advanced Management Social Entrepreneurship program. In addition, she serves on the board of Verus, a privately held technology company in Princeton, New Jersey, Drexel’s President’s Council for Energy and the Environment, Ben Franklin Technology Partners, and the American Friends of the Royal Foundation. She also serves as a mentor to several young women’s career groups including ones at Swarthmore College.

Ms. Drake received her M.B.A. in Finance from the Wharton School at the University of Pennsylvania and her B.A. in Economics from Trinity College (cum laude), where she was a member of the Division One, nationally ranked Squash team. She also attended the Radcliffe Publishing Program at Harvard University and spent three years in the publishing industry before her career in financial services.

About Connia Nelson

Ms. Nelson has over 30 years of business experience and brings strategic human resources and talent management expertise to the Board. She has held several executive leadership roles predominately in the area of human capital management.

In her current position as SVP & CHRO for LifeWay, Ms. Nelson is a transformational leader driving the people strategy aligned with business objectives to deliver on LifeWay's mission. She is responsible for talent acquisition and management, employee experience, performance excellence, compensation, value-based culture, diversity, and employee engagement. She has a proven track record as a strategic, visionary partner and change agent, and is essential to the executive team in achieving key business imperatives.

Prior to LifeWay, Ms. Nelson worked for Verizon Communications Inc., a company with over 200,000 employees, as SVP - Human Resources. Throughout her career, she created talent management strategies to acquire and retain top talent globally, improve succession, increase the employment brand, enhance diversity, deliver total rewards, and accelerate employee engagement. In addition, Ms. Nelson managed employee relations and the Office of Ethics & Business Compliance.

Ms. Nelson is a member of the Board of Trustees for Post University of Waterbury, CT. She is a Founding Board Member of Seed A Better Life, LLC., a charitable organization currently supporting an educational development project in Rwanda. She is a member of the President’s Board of Advisors for Indiana State University.

Ms. Nelson is a recipient of the Eagle Leadership Award, presented by National Eagle Leadership Institute and CareerFocus Magazine. She was named one of the "Most Influential African Americans in Business" by Profiles in Diversity Journal. Additionally, she was recognized by Indiana State University as a distinguished alumnus in October 2010.

Ms. Nelson holds a bachelor's degree from Indiana State University and a master's degree in organization management from Dallas Baptist University.

About Hudson RPO

Hudson Global, Inc. is a leading total talent solutions provider operating under the brand name Hudson RPO. We deliver innovative, customized recruitment outsourcing and total talent solutions to organizations worldwide. Through our consultative approach, we develop tailored talent solutions designed to meet our clients’ strategic growth initiatives. As a trusted advisor, we meet our commitments, deliver quality and value, and always aim to exceed expectations.

For more information, please visit us at www.hudsonrpo.com.

Forward-Looking Statements

This press release contains statements that the Company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions' that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, Hudson Global’s ability to achieve anticipated benefits from the sales of its recruitment and talent management operations in Europe and Asia Pacific and operate successfully as a Company focused on its RPO business; global economic fluctuations; the Company’s ability to successfully achieve its strategic initiatives; risks related to fluctuations in the Company's operating results from quarter to quarter; the ability of clients to terminate their relationship with the Company at any time and the impact of any loss of a significant client; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals; the Company's ability to collect accounts receivable; the Company’s ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives and limits on related insurance coverage; the Company’s ability to utilize net operating loss carry-forwards; volatility of the Company's stock price; the impact of government regulations; restrictions imposed by blocking arrangements; and risks related to potential acquisitions or dispositions of businesses by the Company. Additional information concerning these and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.